Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 16, 2015

among

SANDRIDGE ENERGY, INC.,

as the Borrower,

ROYAL BANK OF CANADA,

as the Administrative Agent for the Lenders,

and

THE LENDERS PARTY HERETO

CAPITAL ONE, NATIONAL ASSOCIATION, CITIZENS BANK, N.A.,

NATIXIS, NEW YORK BRANCH, SUNTRUST BANK and

UBS SECURITIES LLC,

Documentation Agents

RBC CAPITAL MARKETS1,

BARCLAYS BANK PLC

and

MORGAN STANLEY SENIOR FUNDING, INC.,

Joint Lead Arrangers and Joint Book Managers

[1]	RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

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SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of October 16, 2015 is among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, each of the Lenders party hereto and ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of June 10, 2015, as amended by the First Amendment, dated as of August 13, 2015 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested, and the Administrative Agent and the Required Lenders party hereto have agreed, to make certain changes to the Credit Agreement and to determine the Borrowing Base pursuant to Section 2.05 of the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement. Upon and after the execution of this Second Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 2.06(b). Section 2.06(b) is hereby amended by amending and restating clause (ii) thereof as follows:

“(ii) Upon completion of (A) any early termination of any Hedge Transaction used in determining the Borrowing Base on the immediately preceding Determination Date or (B) the Disposition of any assets included in the Borrowing Base on the immediately preceding Determination Date, the effect of which termination or Disposition would be a reduction in the Borrowing Base then in effect of 10.0% or more on a pro forma basis, the Borrowing Base shall immediately and automatically upon consummation of such transaction be reduced by the Borrowing Base contribution of such Hedge Transaction or assets, and all Net Cash Proceeds from the termination of such Hedge Transaction or the Disposition of such assets shall be applied to reduce or eliminate any Borrowing Base Deficiency resulting from such reduction; provided, that until the Determination Date associated with the Scheduled Determination based on the Engineering Report required to be delivered by the Borrower by April 1, 2016, there shall not be any reduction of the Borrowing Base as a result of an early termination of a Hedge Transaction pursuant this Section 2.06(b)(ii).”

2.2 Amendment to Article VI. Article VI is hereby amended by inserting the following therein as new Section 6.17 thereof:

“Section 6.17 Post-Closing Changes. The Borrower shall notify the Administrative Agent within 30 days of any change made to a Loan Party’s name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in the schedules to the Security Agreement.”

2.3 Amendment to Section 7.12. Section 7.12 is hereby amended by amending and restating the second sentence of such Section as follows:

“Notwithstanding the foregoing, the Loan Parties may purchase commodity puts and floors without limitation.”

2.4 Amendment to Section 7.15(a). Section 7.15(a) is hereby amended by (a) deleting the words “of principal and interest” in the first parenthetical of clause (a) thereof and (b) replacing the reference to “$200,000,000” in clause (v) thereof with “$275,000,000”.

Section 3. Borrowing Base. For the period from and including the Amendment Effective Date until the next Redetermination Date, the Required Lenders affirm the Borrowing Base at $500,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.05(b)(ii), Section 2.05(b)(iv), Section 7.03(l), or Section 7.05(g). For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 3 constitutes the Scheduled Redetermination for October 1, 2015 pursuant to Section 2.05 of the Credit Agreement.

Section 4. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (such date, the “Amendment Effective Date”):

4.1 The Administrative Agent shall have received from (a) the Borrower, (b) the Guarantors and (c) Lenders sufficient to constitute the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

4.2 The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3 The representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) on and as of the Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects(or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) as of such earlier date and the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement.

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4.4 No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each of the Loan Parties hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that as of the Amendment Effective Date, after giving effect to the terms of this Second Amendment all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall continue to be true and correct, in all material respects (or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects), as of such earlier date and the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement.

5.3 No Waiver; Loan Document. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this Second Amendment shall for all purposes constitute a Loan Document.

5.4 Release. The Borrower and each Guarantor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, each Guarantor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit,

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damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Date relating to the Loan Documents, this Second Amendment and/or the transactions contemplated thereby or hereby. The foregoing release shall survive the termination of this Second Amendment.

5.5 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.6 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS SECOND AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	SANDRIDGE ENERGY, INC.

	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President & Chief Financial Officer

GUARANTORS:	SANDRIDGE OPERATING COMPANY

	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President & Chief Financial Officer

INTEGRA ENERGY, L.L.C.

	By:	SANDRIDGE EXPLORATION AND PRODUCTION, LLC, managing member

	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President & Chief Financial Officer

LARIAT SERVICES, INC.

	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President & Chief Financial Officer

SANDRIDGE HOLDINGS, INC.

	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment]

CEBA GATHERING, LLC

By:	/s/ Julian Bott
Name:	Julian Bott
Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment]

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as the Administrative Agent

	By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency

[Signature Page to Second Amendment]

LENDERS:	ROYAL BANK OF CANADA, individually as a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Haung
Title:	Assistant Vice President

[Signature Page to Second Amendment]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

[Signature Page to Second Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

[Signature Page to Second Amendment]

NATIXIS, NEW YORK BRANCH., as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

[Signature Page to Second Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[Signature Page to Second Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

[Signature Page to Second Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to Second Amendment]

NEXTERA ENERGY POWER MARKETING, LLC, as a Lender

By:	/s/ Michael C. Toal
Name:	Michael C. Toal
Title:	Vice President

[Signature Page to Second Amendment]

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Robert Trevena
Name:	Robert Trevena
Title:	Division Director

[Signature Page to Second Amendment]